UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2016

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of RMG Networks Holding Corporation (the “Company”) held on June 21, 2016 (the “Annual Meeting”), the Company’s stockholders (1) elected each of the two nominees for class I directors for a three-year term expiring in 2019, (2) approved a series of alternative amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s board of directors (the “Board”), a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-two to one-for-five, with the decision to implement one or none of such reverse split amendments and abandon the other reverse split amendments to be made by the Board within six months after the date of the Annual Meeting, (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with respect to the Annual Meeting, (4) recommended, on a non-binding, advisory basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers take place every three years, (5) ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and (6) authorized the Board to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1:	Election of Class I Directors.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Gregory H. Sachs	22,752,804	1,271,043	0	9,775,764
Jonathan Trutter	23,033,527	990,320	0	9,775,764

PROPOSAL 2:	Approval of a series of alternative amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of 1:2, 1:3, 1:4 or 1:5.

Votes For	Votes Against	Abstentions
32,329,792	1,425,241	44,578

PROPOSAL 3:	Approval, by non-binding advisory vote, of the compensation of the named executive officers (“Say on Pay”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,928,833	64,188	30,826	9,775,764

PROPOSAL 4:	Approval, by non-binding advisory vote, of the frequency of future Say on Pay votes.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,339,681	952,741	11,697,411	10,034,014	9,775,764

PROPOSAL 5:	Approval of the ratification of Whitley Penn LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions
33,260,517	511,708	27,386

PROPOSAL 6:	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.

Votes For	Votes Against	Abstentions
33,165,185	484,841	149,585

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 22, 2016

RMG NETWORKS HOLDING CORPORATION

By:  /s/ Robert R. Robinson

Name: Robert R. Robinson

Title: Senior Vice President, General Counsel and Secretary